WRITTEN CONSENT TO ACTION WITHOUT MEETING OF ALL THE DIRECTORS OF

CLARIDGE VENTURES, INC.

A NEVADA CORPORATION

The undersigned Director, being all the Directors of Claridge Ventures, Inc., a Nevada corporation, pursuant to the by-laws of the Corporation, hereby consents to the following action, without a meeting, and waives all notice or other meeting requirements.

Election of New Directors

RESOLVED, that the number of directors of the Corporation set at three directors to serve immediately until the next annual meeting of the shareholders, or until removed by other action as allowed by the corporate bylaws; and be it

RESOLVED FURTHER, that the following individual be appointed members of the board to fill the new positions:

Kelly Wood

Dated: this 30TH day of October, 2012

The undersigned, being all the Directors of Claridge Ventures, Inc., waives the required notice of meeting and consents to all actions taken hereby.

/s/ Kenneth Edmundson

________________________

Kenneth Edmundson, President, CEO

/s/ Robert Edmundson

________________________

Robert Edmundson Secretary, Treasurer

WRITTEN CONSENT TO ACTION WITHOUT MEETING OF ALL THE DIRECTORS OF

CLARIDGE VENTURES, INC.

A NEVADA CORPORATION

The undersigned, being all the Directors of Claridge Ventures, Inc. a Nevada corporation, pursuant to the By-Laws of the Corporation, hereby consent to the following action, without a meeting, and waive all notice or other meeting requirements.

1.

Election of New Officers

RESOLVED, that the following person be elected as the officer of the Corporation to hold office until the next annual general meeting of the Corporation or until removed in accordance with the By-Laws of the Corporation:

Officer

           Office

Kelly Wood                        Secretary, Treasurer

Dated as of the 30thday of October 2012

The undersigned, being all the Directors of Claridge Ventures, Inc., waive the required notice of meeting and consent to all actions taken hererof.

/s/ Kenneth Edmundson

________________________

Kenneth Edmundson, President, CEO

/s/ Robert Edmundson

________________________

Robert Edmundson Secretary, Treasurer

WRITTEN CONSENT TO ACTION WITHOUT MEETING OF THE DIRECTORS OF

CLARIDGE VENTURES, INC.

A NEVADA CORPORATION

The undersigned Directors, being all the Directors of CLARIDGE VENTURES, INC.

a Nevada corporation, pursuant to the by-laws of the Corporation, hereby consent to the following action, without a meeting, and waive all notice or other meeting requirements.

Resignation of Officer

WHEREAS, the Company has received the resignation of the following officer of the Corporation.

Robert Edmundson, Secretary, Treasurer

RESOLVED, that the number of directors of the Corporation be set at three directors to serve until the next annual meeting of the shareholders or until removed or other action as allowed by the corporate bylaws.

Dated: This 30th day of October, 2012.

The undersigned, being all the Directors of CLARIDGE VENTURES, INC.

waive the required notice of meeting and consent to all actions taken hereby.

/s/ Kenneth Edmundson

________________________

Kenneth Edmundson, President, CEO

/s/ Robert Edmundson

________________________

Robert Edmundson Secretary, Treasurer